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EXHIBIT 32

    CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies that, to his knowledge, (i) the Form 10-K filed by Southern Community Financial Corporation (the "Issuer") for the year ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein.

                              SOUTHERN COMMUNITY FINANCIAL CORPORATION

Date: March 29, 2004       By: /s/ F. Scott Bauer
                               -------------------------------------------------
                               F. Scott Bauer
                               Chairman, President and Chief Executive Officer

Date:  March 29, 2004      By: /s/ Richard M. Cobb
                               -------------------------------------------------
                               Richard M. Cobb
                               Executive Vice President, Chief Operating Officer and Chief Financial Officer